o 103 PA-2

                         SUPPLEMENT DATED APRIL 30, 2000
                              TO THE PROSPECTUS OF
                  TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
                                  Advisor Class
                              dated January 1, 2000

The prospectus is amended as follows:

I. The "Management" section on page 10 is replaced with the following:

[Insert graphic of briefcase]  MANAGEMENT
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Templeton Investment Counsel, Inc. (Investment Counsel), 500 East Broward Blvd.,
Ft. Lauderdale, FL 33394-3091, is the Fund's investment manager. Together, Investment Counsel and its affiliates manage over $233 billion in assets.

The team responsible for the Fund's management is:

SIMON RUDOLPH, SENIOR VICE PRESIDENT OF INVESTMENT COUNSEL
Mr. Rudoph has been a manager of the Fund since 1997, when he joined the Franklin Templeton Group in 1997. Previously, he was an executive director with Morgan Stanley.

TUCKER SCOTT CFA, VICE PRESIDENT OF INVESTMENT COUNSEL
Mr. Scott has been a manager of the Fund since 1999. He joined the Franklin Templeton Group in 1996. Previously, he worked for Aeltus Investment Management.

The Fund pays Investment Counsel a fee for managing the Fund's assets. For the fiscal year ended August 31, 1999, the Fund paid 0.75% of its average daily net assets to the manager for its services.


II. On February 25, 2000, the Fund's Board of Directors approved an increase in the capitalization level for a smaller company to $2 billion effective as of June 1, 2000.

The "Smaller Companies" section on page 2 is replaced with the following:

     Smaller companies generally are those with market capitalizations that would place them in the lowest 20% size class of companies whose equity securities are listed on a U.S. securities exchange or traded on the National Association of Securities Dealers Automated Quotations (Nasdaq) system. The Fund invests 75% of its assets in these companies. In connection with this 75% strategy, the Fund's Board of Directors has adopted an operating policy, which may be changed without shareholder approval, that the Fund will not buy securities of companies with market capitalizations of more than $2 billion.

     Because the Fund may apply the U.S. size standard on a global basis, in some emerging markets the Fund may invest in companies that qualify as small cap but still are among the largest in that market.

                Please keep this supplement for future reference.